Cash and cash equivalents	12 Months Ended
Dec. 31, 2019
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Cash and cash equivalents
6.	Cash and cash equivalents

	2019	2018
Short-term bank deposits	470,073	405,227
Short-term investment	933,882	2,357,823

	1,403,955	2,763,050

Cash and cash equivalents are held for the purpose of meeting short-term cash needs and include cash on hand, deposits with banks and other short-term highly liquid investments with original maturities of three-month or less, and with immaterial risk of change in value. Short-term investments consist mainly of investments in Brazilian Treasury Bonds (“LFTs”) with an average return of 100% of the Basic Interest Rate (SELIC, currently at 4.25% per year)